Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-Q of MCA Holdings Corporation (the "Company") for the quarter ending September 30, 2009, I, Wai Leung Cheng, Chief Executive Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Quarterly Report on Form 10-Q for the quarter ending September 30, 2009, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the quarter ending September 30, 2009, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 20, 2009

MCA HOLDINGS CORPORATION

By:    s/ Wai Leung Cheng

Wai Leung Cheng

{A0056143.DOC}

Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-Q of MCA Holdings Corporation (the "Company") for the quarter ending September 30, 2009, I, Michael Yu-Lung Wong, Chief Financial Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Quarterly Report on Form 10-Q for the quarter ending September 30, 2009, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the quarter ending September 30, 2009, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 20, 2009

MCA HOLDINGS CORPORATION

By:    /s/ Michael Yu-Lung Wong

Michael Yu-Lung Wong

{A0056143.DOC}